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                                                                  EXHIBIT 10.9.3


                             THIRD AMENDMENT TO THE

                       REVOLVING LINE OF CREDIT AGREEMENT

This THIRD AMENDMENT ("Amendment") is dated as of January 1, 2002, by and between WFS FINANCIAL INC, a California corporation ("WFS"), and WESTERN FINANCIAL BANK, a federally-chartered savings bank (the "Bank"), and amends the REVOLVING LINE OF CREDIT AGREEMENT ("Agreement") entered into by the parties on June 15, 1999, pursuant to the transfer of certain assets of the Bank to WFS.

                                    RECITALS

A.    The Agreement is being amended to reflect differing interest spreads.

                                    AGREEMENT

      In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

   1.       CERTAIN DEFINITIONS

            The definition of "INTEREST SPREAD" is hereby amended as follows:

            "INTEREST SPREAD" shall mean (1) 125 basis points over one-month LIBOR for unsecured borrowings and, (2) 90 basis points over one-month LIBOR for secured borrowings. In both cases, the LIBOR rate used shall be the rate on the last day of the prior month.

   2. Except as specifically amended herein, all terms of the Agreement as previously amended by First and Second amendments to the Agreement shall remain in full force and effect.



Wherefore, the undersigned have executed this Amendment on the date set forth below to be effective as of the date first set forth above.

WFS FINANCIAL INC                         WESTERN FINANCIAL BANK


______________________________            _______________________________
Thomas A. Wolfe, President and            Lee A. Whatcott,
Chief Operating Officer                   Senior Executive Vice President
                                          and Chief Financial Officer